UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 11, 2026
L3HARRIS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1025 West NASA Boulevard
Melbourne,	Florida	32919
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (321) 727-9100

No change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	LHX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07      Submission of Matters to a Vote of Security Holders.
Voting Results for 2026 Annual Meeting of Shareholders

On May 11, 2026, L3Harris Technologies, Inc. (the “Company”) held the 2026 Annual Meeting of Shareholders. Of the 186,785,895 shares of the Company’s common stock issued, outstanding and entitled to vote at the 2026 Annual Meeting of Shareholders as of the March 13, 2026, record date, a total of 172,271,877 shares (for a quorum of approximately 92.2%) was represented at the meeting.

1) Proposal 1 – Election of Directors. The Company’s shareholders elected each of the eleven nominees to the Company’s Board of Directors (“Board”) for a 1-year term expiring at the 2027 Annual Meeting of Shareholders, or until their successors are elected and qualified. The voting results for each of the nominees are as follows:

	Number of Shares
Nominee	For	Against	Abstain	Broker Non-Votes
Sallie Bailey	154,901,105	1,367,084	155,192	15,848,496
Thomas Dattilo	148,257,317	8,001,390	164,674	15,848,496
Roger Fradin	153,010,171	3,246,242	166,968	15,848,496
Joanna Geraghty	152,897,768	3,369,497	156,116	15,848,496
Kirk Hachigian	155,684,823	571,687	166,871	15,848,496
Harry Harris, Jr.	154,203,428	1,966,497	253,456	15,848,496
Lewis Hay III	149,401,261	6,856,515	165,605	15,848,496
Christopher Kubasik	151,899,540	4,356,165	167,676	15,848,496
David Regnery	154,559,178	1,697,459	166,744	15,848,496
Edward Rice, Jr.	155,603,626	656,312	163,443	15,848,496
Christina Zamarro	155,867,673	397,001	158,707	15,848,496

2) Proposal 2 – Advisory Vote to Approve Named Executive Officer Compensation. The Company’s shareholders approved the compensation of the Company’s named executive officers, in an advisory vote, and the voting results are as follows:

Number of Shares
For	Against	Abstain	Broker Non-Votes
148,177,289	7,936,376	309,716	15,848,496

3) Proposal 3 – Ratification of Appointment of Independent Registered Public Accounting Firm. The Company’s shareholders ratified the Audit Committee of the Board’s appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 1, 2027, and the voting results are as follows:

Number of Shares
For	Against	Abstain
164,235,648	7,755,930	280,299

4) Proposal 4 – Shareholder Proposal. The Company’s shareholders rejected the Shareholder Proposal titled “Improve Shareholder Ability to Call for a Special Shareholder Meeting” and the voting results are as follows:

Number of Shares
For	Against	Abstain	Broker Non-Votes
51,888,937	104,022,702	511,742	15,848,496

Item 9.01 Financial Statements and Exhibits.

     (d) Exhibits.

      The following exhibits are provided herewith:

Exhibit Number	Description
104	Cover Page Interactive Data File formatted in Inline XBRL.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L3HARRIS TECHNOLOGIES, INC.
	By:	/s/ Christoph Feddersen
		Name:	Christoph Feddersen
Date: May 12, 2026		Title:	Senior Vice President, General Counsel and Secretary

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